Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
General Description and Principles of Consolidation
ION Geophysical Corporation and its subsidiaries offer a full suite of services and products for seismic data acquisition and processing. The consolidated financial statements include the accounts of ION Geophysical Corporation and its majority-owned subsidiaries (collectively referred to as the “Company” or “ION”). Intercompany balances and transactions have been eliminated. Certain reclassifications were made to previously reported amounts in the consolidated financial statements and notes thereto to make them consistent with the current presentation format.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are made at discrete points in time based on relevant market information. These estimates may be subjective in nature and involve uncertainties and matters of judgment and, therefore, cannot be determined with precision. Areas involving significant estimates include, but are not limited to, accounts and unbilled receivables, inventory valuation, sales forecasts related to multi-client data libraries, goodwill and intangible asset valuation and deferred taxes. Actual results could materially differ from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its temporary cash investments with high credit quality financial institutions. At times such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit. At December 31, 2015 and 2014, there was $0.5 million and $0.4 million, respectively, of short-term restricted cash used to secure standby and commercial letters of credit, which is included within Prepaid Expenses and Other Current Assets.
Accounts and Unbilled Receivables
Accounts and unbilled receivables are recorded at cost, less the related allowance for doubtful accounts. The Company considers current information and events regarding the customers’ ability to repay their obligations, such as the length of time the receivable balance is outstanding, the customers’ credit worthiness and historical experience. Unbilled receivables relate to revenues recognized on multi-client surveys, imaging services and ocean bottom acquisition services on a proportionate basis, and on licensing of multi-client data libraries for which invoices have not yet been presented to the customer.
Inventories
Inventories are stated at the lower of cost (primarily first-in, first-out method) or market. The Company provides reserves for estimated obsolescence or excess inventory equal to the difference between cost of inventory and its estimated market value based upon assumptions about future demand for the Company’s products, market conditions and the risk of obsolescence driven by new product introductions.
Property, Plant, Equipment and Seismic Rental Equipment
Property, plant, equipment and seismic rental equipment are stated at cost. Depreciation expense is provided straight-line over the following estimated useful lives:

Years
Machinery and equipment	3-7
Buildings	5-25
Seismic rental equipment	3-5
Leased equipment and other	3-10

Expenditures for renewals and betterments are capitalized; repairs and maintenance are charged to expense as incurred. The cost and accumulated depreciation of assets sold or otherwise disposed of are removed from the accounts and any gain or loss is reflected in operating expenses.
The Company evaluates the recoverability of long-lived assets, including property, plant, equipment and seismic rental equipment, when indicators of impairment exist, relying on a number of factors including operating results, business plans, economic projections and anticipated future cash flows. Impairment in the carrying value of an asset held for use is recognized whenever anticipated future cash flows (undiscounted) from an asset are estimated to be less than its carrying value. The amount of the impairment recognized is the difference between the carrying value of the asset and its fair value.
Multi-Client Data Library
The multi-client data library consists of seismic surveys that are offered for licensing to customers on a non-exclusive basis. The capitalized costs include costs paid to third parties for the acquisition of data and related activities associated with the data creation activity and direct internal processing costs, such as salaries, benefits, computer-related expenses and other costs incurred for seismic data project design and management. For 2015, 2014 and 2013, the Company capitalized, as part of its multi-client data library, $6.1 million, $8.3 million and $2.1 million, respectively, of direct internal processing costs. At December 31, 2015 and 2014, multi-client data library costs and accumulated amortization consisted of the following (in thousands):

	December 31,
	2015	2014
Gross costs of multi-client data creation	$899,273	$849,522
Less accumulated amortization	(647,435)	(611,651)
Less impairments to multi-client data library	(119,601)	(119,202)
Total	$132,237	$118,669

The Company’s method of amortizing the costs of an in-process multi-client data library (the period during which the seismic data is being acquired and/or processed, referred to as the “new venture” phase) consists of determining the percentage of actual revenue recognized to the total estimated revenues (which includes both revenues estimated to be realized during the new venture phase and estimated revenues from the licensing of the resulting “on-the-shelf” data survey) and multiplying that percentage by the total cost of the project (the sales forecast method). The Company considers a multi-client data survey to be complete when all work on the creation of the seismic data is finished and that data survey is available for licensing. Once a multi-client data survey is complete, the data survey is considered “on-the-shelf” and the Company’s method of amortization is then the greater of (i) the sales forecast method or (ii) the straight-line basis over a four-year period. The greater amount of amortization resulting from the sales forecast method or the straight-line amortization policy is applied on a cumulative basis at the individual survey level. Under this policy, the Company first records amortization using the sales forecast method. The cumulative amortization recorded for each survey is then compared with the cumulative straight-line amortization. The four-year period utilized in this cumulative comparison commences when the data survey is determined to be complete. If the cumulative straight-line amortization is higher for any specific survey, additional amortization expense is recorded, resulting in accumulated amortization being equal to the cumulative straight-line amortization for such survey. The Company has determined the amortization period of four years based upon its historical experience that indicates that the majority of its revenues from multi-client surveys are derived during the acquisition and processing phases and during four years subsequent to survey completion.
The Company estimates the ultimate revenue expected to be derived from a particular seismic data survey over its estimated useful economic life to determine the costs to amortize, if greater than straight-line amortization. That estimate is made by the Company at the project’s initiation. For a completed multi-client survey, the Company reviews the estimate quarterly. If during any such review, the Company determines that the ultimate revenue for a survey is expected to be materially more or less than the original estimate of ultimate revenue for such survey, the Company decreases or increases (as the case may be) the amortization rate attributable to the future revenue from such survey. In addition, in connection with such reviews, the Company evaluates the recoverability of the multi-client data library, and, if required under Accounting Standards Codification (“ASC”) 360-10 “Impairment and Disposal of Long-Lived Assets,” records an impairment charge with respect to such data. For a discussion of impairments of the Company’s multi-client data library in 2014 and 2013, see Footnote 2 “Impairments, Restructurings and Other Charges.”

Equity Method Investments
In accordance with ASC 810 “Consolidation,” the Company determined that INOVA Geophysical is a variable interest entity because the Company’s voting rights with respect to INOVA Geophysical are not proportionate to its ownership interest and substantially all of INOVA Geophysical’s activities are conducted on behalf of the Company and BGP, a related party to the Company. The Company is not the primary beneficiary of INOVA Geophysical because it does not have the power to direct the activities of INOVA Geophysical that most significantly impact its economic performance. Accordingly, the Company does not consolidate INOVA Geophysical, but instead accounts for INOVA Geophysical using the equity method of accounting. Under this method, an investment is carried at the acquisition cost, plus the Company’s equity in undistributed earnings or losses since acquisition, less distributions received. As provided by ASC 815 “Investments,” the Company accounted for its share of earnings in INOVA Geophysical on a one fiscal quarter lag basis. See further discussion regarding the Company’s equity method investment, including the full write-down of its investment in 2014, in INOVA Geophysical at Footnote 15 “Equity Method Investments.”
Noncontrolling Interests
The Company has non-redeemable noncontrolling interests. Non-redeemable noncontrolling interests in majority-owned affiliates are reported as a separate component of equity in “Noncontrolling interests” in the Consolidated Balance Sheets. Redeemable noncontrolling interests include noncontrolling ownership interests which provide the holders the rights, at certain times, to require the Company to acquire their ownership interest in those entities. These interests are not considered to be permanent equity and are reported in the mezzanine section of the Consolidated Balance Sheets at the greater of their carrying value or redemption value at the balance sheet date. Net loss in the Consolidated Statements of Operations is attributable to both controlling and noncontrolling interests.
Goodwill and Other Intangible Assets
Goodwill is allocated to reporting units, which are either the operating segment or one reporting level below the operating segment. For purposes of performing the impairment test for goodwill as required by ASC 350 “Intangibles — Goodwill and Other,” (“ASC 350”) the Company established the following reporting units: E&P Technology & Services, Optimization Software & Services, and Devices.
In accordance with ASC 350, the Company is required to evaluate the carrying value of its goodwill at least annually for impairment, or more frequently if facts and circumstances indicate that it is more likely than not impairment has occurred. The Company formally evaluates the carrying value of its goodwill for impairment as of December 31 for each of its reporting units. The Company first performs a qualitative assessment by evaluating relevant events or circumstances to determine whether it is more likely than not that the fair value of a reporting unit exceeds its carrying amount. If the Company is unable to conclude qualitatively that it is more likely than not that a reporting unit’s fair value exceeds its carrying value, then it will use a two-step quantitative assessment of the fair value of a reporting unit. To determine the fair value of these reporting units, the Company uses a discounted future returns valuation model, which includes a variety of level 3 inputs. The key inputs for the model include the operational three-year forecast for the Company and the then-current market discount factor. Additionally, the Company compares the sum of the estimated fair values of the individual reporting units less consolidated debt to the Company’s overall market capitalization as reflected by the Company’s stock price. If the carrying value of a reporting unit that includes goodwill is determined to be more than the fair value of the reporting unit, there exists the possibility of impairment of goodwill. An impairment loss of goodwill is measured in two steps by first allocating the fair value of the reporting unit to net assets and liabilities including recorded and unrecorded intangible assets to determine the implied carrying value of goodwill. The next step is to measure the difference between the carrying value of goodwill and the implied carrying value of goodwill, and, if the implied carrying value of goodwill is less than the carrying value of goodwill, an impairment loss is recorded equal to the difference. See further discussion below at Footnote 10 “Goodwill.”
The intangible assets, other than goodwill, relate to customer relationships. The Company amortizes its customer relationship intangible assets on an accelerated basis over a 10- to 15-year period, using the undiscounted cash flows of the initial valuation models. The Company uses an accelerated basis as these intangible assets were initially valued using an income approach, with an attrition rate that resulted in a pattern of declining cash flows over a 10- to 15-year period.
Following the guidance of ASC 360 “Property, Plant and Equipment,” the Company reviews the carrying values of these intangible assets for impairment if events or changes in the facts and circumstances indicate that their carrying value may not be recoverable. Any impairment determined is recorded in the current period and is measured by comparing the fair value of the related asset to its carrying value. See further discussion below at Footnote 9 “Details of Selected Balance Sheet Accounts — Intangible Assets.”
Fair Value of Financial Instruments
The Company’s financial instruments include cash and cash equivalents, short-term investments, accounts and unbilled receivables, accounts payable, accrued multi-client data library royalties and long-term debt. The carrying amounts of cash and cash equivalents, short-term investments, accounts and unbilled receivables, accounts payable and accrued multi-client data library royalties approximate fair value due to the highly liquid nature of these instruments. The fair value of the long-term debt is calculated using a market approach based upon Level 1 inputs, including an active market price.
Revenue Recognition
The Company derives revenue from the sale of (i) multi-client and proprietary surveys, licenses of “on-the-shelf” data libraries and imaging services within its E&P Technology & Services segment; (ii) seismic data acquisition systems and other seismic equipment; (iii) seismic command and control software systems and software solutions for operations management within its E&P Operations Optimization segment; and (iv) fully-integrated ocean bottom seismic (“OBS”) solutions that include survey design and planning and data acquisition within its Ocean Bottom Services segment. All revenues of the E&P Technology & Services and Ocean Bottom Services segments and the services component of revenues for the Optimization Software & Services group within the E&P Operations Optimization segment are classified as services revenues. All other revenues are classified as product revenues.
Multi-Client and Proprietary Surveys, Data Libraries and Imaging Services — As multi-client surveys are being designed, acquired and/or processed (referred to as the “new venture” phase), the Company enters into non-exclusive licensing arrangements with its customers. License revenues from these new venture survey projects are recognized during the new venture phase as the seismic data is acquired and/or processed on a proportionate basis as work is performed. Under this method, the Company recognizes revenues based upon quantifiable measures of progress, such as kilometers acquired or days processed. Upon completion of a multi-client seismic survey, the seismic survey is considered “on-the-shelf,” and licenses to the survey data are granted to customers on a non-exclusive basis. Revenues on licenses of completed multi-client data surveys are recognized when (a) a signed final master geophysical data license agreement and accompanying supplemental license agreement are returned by the customer; (b) the purchase price for the license is fixed or determinable; (c) delivery or performance has occurred; (d) and no significant uncertainty exists as to the customer’s obligation, willingness or ability to pay. In limited situations, the Company has provided the customer with a right to exchange seismic data for another specific seismic data set. In these limited situations, the Company recognizes revenue at the earlier of the customer exercising its exchange right or the expiration of the customer’s exchange right.
The Company also performs seismic surveys under contracts to specific customers, whereby the seismic data is owned by those customers. Revenue is recognized as the seismic data is acquired and/or processed on a proportionate basis as work is performed. The Company uses quantifiable measures of progress consistent with its multi-client surveys.
Revenues from all imaging and other services are recognized when (a) persuasive evidence of an arrangement exists, (b) the price is fixed or determinable, and (c) collectability is reasonably assured. Revenues from contract services performed on a dayrate basis are recognized as the service is performed.
Acquisition Systems and Other Seismic Equipment — For the sales of acquisition systems and other seismic equipment, the Company follows the requirements of ASC 605-10 “Revenue Recognition” and recognizes revenue when (a) evidence of an arrangement exists; (b) the price to the customer is fixed and determinable; (c) collectibility is reasonably assured; and (d) the acquisition system or other seismic equipment is delivered to the customer and risk of ownership has passed to the customer, or, in the case in which a substantive customer-specified acceptance clause exists in the contract, the later of delivery or when the customer-specified acceptance is obtained.
Software — For the sales of navigation, survey and quality control software systems, the Company follows the requirements of ASC 985-605 “Software Revenue Recognition” (“ASC 985-605”). The Company recognizes revenue from sales of these software systems when (a) evidence of an arrangement exists; (b) the price to the customer is fixed and determinable; (c) collectibility is reasonably assured; and (d) the software is delivered to the customer and risk of ownership has passed to the customer, or, in the limited case in which a substantive customer-specified acceptance clause exists, the later of delivery or when the customer-specified acceptance is obtained. These arrangements generally include the Company providing related services, such as training courses, engineering services and annual software maintenance. The Company allocates revenue to each element of the arrangement based upon vendor-specific objective evidence (“VSOE”) of fair value of the element or, if VSOE is not available for the delivered element, the residual method.
In addition to perpetual software licenses, the Company offers time-based software licenses. For time-based licenses, the Company recognizes revenue ratably over the contract term, which is generally two to five years.
Ocean Bottom Services — The Company recognizes revenues as they are realized and earned and can be reasonably measured, based on contractual dayrates or on a fixed-price basis, and when collectability is reasonably assured. In connection with acquisition contracts, the Company may receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to vessels. The Company defers the revenues earned and incremental costs incurred that are directly related to contract preparation and mobilization and recognizes such revenues and costs over the primary contract term of the acquisition project. The Company uses the ratio of square kilometers acquired as a percentage of the total square kilometers expected to be acquired over the primary term of the contract to recognize deferred revenues and amortize, in cost of services, the costs related to contract preparation and mobilization. The Company recognizes the costs of relocating vessels without contracts to more promising market sectors as such costs are incurred. Upon completion of acquisition contracts, the Company recognizes in earnings any demobilization fees received and expenses incurred.
Multiple-element Arrangements — When separate elements (such as an acquisition system, other seismic equipment and/or imaging and acquisition services) are contained in a single sales arrangement, or in related arrangements with the same customer, the Company follows the requirements of ASC 605-25 “Accounting for Multiple-Element Revenue Arrangement” (“ASC 605-25”).
This guidance requires that arrangement consideration be allocated at the inception of an arrangement to all deliverables using the relative selling price method. The Company allocates arrangement consideration to each deliverable qualifying as a separate unit of accounting in an arrangement based on its relative selling price. The Company determines its selling price using VSOE, if it exists, or otherwise third-party evidence (“TPE”). If neither VSOE nor TPE of selling price exists for a unit of accounting, the Company uses estimated selling price (“ESP”). The Company generally expects that it will not be able to establish TPE due to the nature of the markets in which the Company competes, and, as such, the Company typically will determine its selling price using VSOE or, if not available, ESP. VSOE is generally limited to the price charged when the same or similar product is sold on a standalone basis. If a product is seldom sold on a standalone basis, it is unlikely that the Company can determine VSOE for the product.
The objective of ESP is to determine the price at which the Company would transact if the product were sold by the Company on a standalone basis. The Company’s determination of ESP involves a weighting of several factors based on the specific facts and circumstances of the arrangement. Specifically, the Company considers the anticipated margin on the particular deliverable, the selling price and profit margin for similar products and the Company’s ongoing pricing strategy and policies.
Product Warranty — The Company generally warrants that its manufactured equipment will be free from defects in workmanship, materials and parts. Warranty periods generally range from 30 days to three years from the date of original purchase, depending on the product. The Company provides for estimated warranty as a charge to costs of sales at the time of sale. However, new information may become available, or circumstances (such as applicable laws and regulations) may change, thereby resulting in an increase or decrease in the amount required to be accrued for such matters (and therefore a decrease or increase in reported net income in the period of such change). In limited cases, the Company has provided indemnification of customers for potential intellectual property infringement claims relating to products sold.
Research, Development and Engineering
Research, development and engineering costs primarily relate to activities that are designed to improve the quality of the subsurface image and overall acquisition economics of the Company’s customers. The costs associated with these activities are expensed as incurred. These costs include prototype material and field testing expenses, along with the related salaries and stock-based compensation, facility costs, consulting fees, tools and equipment usage and other miscellaneous expenses associated with these activities.
Stock-Based Compensation
The Company accounts for stock-based compensation under the provisions of ASC 718, “Compensation – Stock Compensation” (“ASC 718”). The Company estimates the value of stock option awards on the date of grant using the Black-Scholes option pricing model. The determination of the fair value of stock-based payment awards on the date of grant using an option-pricing model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends. The Company recognizes stock-based compensation on the straight-line basis over the service period of each award (generally the award’s vesting period).
Income Taxes
Income taxes are accounted for under the liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, including operating loss and tax credit carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled. The Company records a valuation allowance when it is more likely than not that all or a portion of deferred tax assets will not be realized (see Footnote 6 “Income Taxes”). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
Comprehensive Net Loss
Comprehensive net loss as shown in the Consolidated Statements of Comprehensive Loss and the balance in Accumulated Other Comprehensive Loss as shown in the Consolidated Balance Sheets as of December 31, 2015 and 2014, consist of foreign currency translation adjustments, equity interest in INOVA Geophysical’s accumulated other comprehensive loss and unrealized gains or losses on available-for-sale securities.
Foreign Currency Gains and Losses
Assets and liabilities of the Company’s subsidiaries operating outside the United States that have a functional currency other than the U.S. dollar have been translated to U.S. dollars using the exchange rate in effect at the balance sheet date. Results of foreign operations have been translated using the average exchange rate during the periods of operation. Resulting translation adjustments have been recorded as a component of Accumulated Other Comprehensive Loss. Foreign currency transaction gains and losses are included in the Consolidated Statements of Operations in Other income (expense) as they occur. Total foreign currency transaction losses were $2.1 million, $1.8 million and $1.1 million for 2015, 2014 and 2013, respectively.
Concentration of Foreign Sales Risk
The majority of the Company’s foreign sales are denominated in U.S. dollars. For 2015, 2014 and 2013, international sales comprised 66%, 74% and 73%, respectively, of total net revenues. In the fourth quarter of 2015, crude oil prices dropped by approximately 50%–70% as the non-U.S. economic outlook continues to weaken, North American production continues to expand, and more recently, Saudi Arabia has publicly stated its intention to support its global market share at the expense of lower prices. The decline in crude oil prices, as well as U.S. and European Union sanctions against Russia related to its actions in Ukraine, have both contributed to the devaluation of the Russian ruble putting significant pressure on the Company’s Russian-based customers and negatively impacting the appeal of seismic data located in Russia to potential non-Russian buyers. During 2015, the Russian ruble continued to decline sharply in the back half of the year and into January 2016, reaching its lowest level since the currency was redenominated in 1998. The Company’s results of operations, liquidity and financial condition related to its operations in Russia are primarily denominated in U.S. dollars. To the extent that world events or economic conditions negatively affect the Company’s future sales to customers in many regions of the world, as well as the collectability of the Company’s existing receivables, the Company’s future results of operations, liquidity and financial condition would be adversely affected.
Retroactive Reverse Stock Split
All numbers of shares of common stock and per share common stock data in the accompanying consolidated financial statements and related notes have been retroactively adjusted to reflect a one-for-fifteen reverse stock split for all periods presented. See further discussion below at Footnote 11 “Stockholders' Equity and Stock-based Compensation — Reverse Stock Split and Increase in Authorized Shares.”